Exhibit 10.34

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

Quotation & Contract of Sale

Immunome, Inc.

SERVICES	Hybridoma screening
QUOTE REFERENCE	[***]
EFFECTIVE DATE	December 30, 2022
CONTACT DETAILS
[***]	[***]	[***]
ADDRESS
Arrayjet Ltd, [***]
RESTRICTION ON DISCLOSURE
The technical data and pricing information contained in this quotation are confidential and should only be used for the Customer’s evaluation and procurement purposes.

Screening Schedule [***] & [***]

This is a Supporting Document as defined in the Master Services Agreement between Arrayjet and Immunome of 8 November 2016, as amended (MSA). The laws, terms and conditions, and defined terms specified in the MSA shall apply to this Supporting Document unless stated otherwise. In the event of a conflict between this Supporting Document and the MSA, the Supporting Document governs and supersedes.

Definitions

Services: The body of work to be undertaken during this contract by Arrayjet on behalf of Immunome made up of distinct Screening Cycles.

Screening Cycle: A defined volume of work as described in Schedule 1 that includes lysate printing, hybridoma printing and data extraction.

Out of Scope Work: Work that is compelled by findings not anticipated by this Supporting Document. The specifics of work that is considered out of scope, and the economic ramifications of this work, will be mutually agreed to by both parties before such work commences.

Quality Standards: an agreed and documented set of standards for all reagents received from Immunome and amended from time to time with the written agreement from both parties.

Acceptance Criteria: The criteria agreed upon by Arrayjet and Immunome that determine the acceptable level of slide and spot failure. The Acceptance Criteria are described in Schedule 3. Instrument Access Fee: The fees paid by Immunome to reserve priority access to all instrumentation required for the provision of Services at Arrayjet. Instrumentation includes the assets known as [***], [***], [***], [***].

Screening Services Fee: The fees paid by Immunome for the provision of Services.

License Agreement: the license agreement between Arrayjet and Immunome of 28 June 2019 and its amendments.

1.	Executive summary and objectives of the Supporting Document
1.1	Immunome generates hybridoma libraries using B cells isolated from cancer patients, and Arrayjet have been contracted to screen these hybridomas against panels of cell lysates. The aim of the work is to identify hybridomas which generate antibodies that are of potential value.
1.2	Arrayjet have proprietary expertise, technology and processes to screen hybridomas using a multi-layered microarray assay.
1.3	Immunome wishes Arrayjet to screen hybridomas for the period January 1st, 2023, until [***], and Arrayjet wishes to provide the screening services to Immunome. This work will be divided into Screening Cycles selected by Immunome from the options described in Schedule 1. Arrayjet shall perform the

Services and shall use best endeavours provide Immunome with an agreed amount of data within the agreed timeframe of a Screening Cycle.
1.4	All of the Services shall be specified in a work order as agreed upon and executed by the parties from time to time (each, a "Task Order"). Each Task Order shall set forth the specific Services to be provided and any specifications therefor, deliverables, deadlines and any additional terms that the parties mutually determine. There will be no limit to the number of Task Orders that may be entered into pursuant to this Supporting Document, and each Task Order shall be incorporated herein by reference and be subject to the terms and conditions of this Supporting Document. This Supporting Document shall prevail in the event of a conflict between any term of this Supporting Document and any term of a Task Order, except to the extent explicitly stated in the applicable Task Order.
2.	Obligations
2.1	Immunome shall provide a rolling non-binding forecast of the expected number and type of Screening Cycles anticipated for the [***] ahead, reflected on a quarterly basis.
2.2	Arrayjet will procure sufficient consumables and reagents to conduct the Services based on the forecast provided in 2.1.
2.3	Immunome will provide all necessary reagents (principally the lysates and hybridomas) not less than [***] before required.
2.4	Immunome shall supply reagents that conform to the agreed Quality Standards.
2.5	Arrayjet shall inspect all reagents upon receipt and notify Immunome of any deviations from the Quality Standards prior to the commencement of each Lysate Print Run and Hybridoma Print Run.
2.6	All data and information necessary for Arrayjet to conduct the Services shall be provided by Immunome to Arrayjet not less than [***] before each Screening Cycle is due to commence.
3.	Term and Termination
3.1	Term. This Supporting Document is entered into as of the date of signature and shall continue through [***] [***] (“Term”), unless:
3.1.1	this Supporting Document is terminated in accordance with clause 3.2 or 3.3;
3.1.2	the MSA is terminated in accordance with its terms; or
3.1.3	both parties mutually agree an extension in writing.
3.2	Termination for Material Breach. Either Party may terminate this agreement upon written notice to the other Party upon a violation or breach by the other Party or any Party acting on its behalf of any material provision of this contract, if such violation or breach is not cured within [***] following written notice specifying the default, unless such violation or breach is a violation or breach of the other party’s confidentiality or intellectual property rights, in which case either Party may terminate immediately upon written notice to the other Party.
3.3	Termination for Convenience. Notwithstanding the foregoing, Immunome may terminate this Supporting Document upon [***] written notice to Arrayjet. If Immunome chooses to exercise its right to terminate under this Clause 3.3, then all fees which have not already been paid by Immunome in Schedule 1 shall be immediately due and payable to Arrayjet upon such termination, except to the extent that such termination is in connection with a breach by Arrayjet under the License Agreement.
3.4	For the avoidance of doubt, for the duration of the Term, Arrayjet shall not have any at-will termination rights pursuant to Section 14.3 of the MSA.
4.	Pricing and Payment
4.1	Arrayjet shall invoice Immunome on execution of the Supporting Document, and Immunome shall pay such invoice(s) in accordance with Schedule 3 - Payment Schedule.
4.2	Any work out of the scope of this contract must be agreed to by both parties and approved by Immunome in writing. Arrayjet will not be compensated for any out-of-scope work that is not approved in writing via a project change order.
4.3	Immunome shall pay Arrayjet interest in an amount equal to [***] of interest for any undisputed payments made later than [***] after the date of payment set out in Schedule 3.
4.4	Arrayjet reserves the right to suspend all outstanding work pursuant to this Agreement in the case that payment on undisputed invoices is overdue more than [***]; provided that written notice of suspension is provided by Arrayjet to Immunome and payment is not made within such [***] period after such notice, and to seek financial recompense for any outstanding funds. Arrayjet also reserves the right to cease work on any other ongoing Services, in the case that Immunome is considered to have defaulted on undisputed payments.
4.5	Payments are to be made by bank (wire) transfer only and all bank charges to implement a wire transfer will be paid for by the customer.
4.6	Prices are exclusive of UK Value Added Tax (VAT) and any local taxes.
5.	CONTRACT SIGNATURES

Authorised via DocuSign on behalf of:

IMMUNOME, INC.ARRAYJET LTD

NamePurnanand SarmaName[***]

TitleCEOTitle[***]

Signature /s/ Purnanand SarmaSignature [***]

Date12/29/2022Date[***]

Schedule 1: Costs

[***]

Schedule 2 – Acceptance Criteria and Credit Mechanism

[***]

Schedule 3 - Payment Schedule

[***]